Supplement dated February 5, 1997 to GIT Equity Trust
Prospectus dated July 31, 1996

1. As of the date of this supplement, the individuals primarily responsible for the day-to-day management of the Trust's portfolios are Jay R. Sekelsky and Frank E. Burgess. Mr. Sekelsky, vice president, has served as a principal of Madison Investment Advisors, Inc. since 1990. Prior to joining Madison, he was vice president for Wellington Management Group of Boston, Massachusetts. Mr. Burgess, President and founder of Madison, began managing the Trust's portfolios after July 31, 1996.

2. The portion of the Equity Income Portfolio that is not invested in equity securities may be invested in debt instruments. The "Debt Instruments" in which the Equity
Income Portfolio may invest are limited to the following
U.S. dollar denominated investments: (1) U.S. Government securities; (2) obligations of banks having total assets of $750 million or more (including assets of affiliates); (3) high grade commercial paper; (4) other corporate and foreign government obligations of investment grade issued and sold publicly within the United States; and (5) repurchase agreements involving any of the foregoing securities.

Supplement dated February 3, 1997 to GIT Equity Trust
Worldwide Growth Portfolio Prospectus dated July 31, 1996

As of the date of this supplement, the individuals primarily responsible for the day-to-day management of the Trust's portfolios are Jay R. Sekelsky and Frank E. Burgess. Mr. Sekelsky, vice president, has served as a principal of Madison Investment Advisors, Inc. since 1990. Prior to joining Madison, he was vice president for Wellington Management Group of Boston, Massachusetts. Mr. Burgess, President and founder of Madison, began managing the Trust's portfolios after July 31, 1996.